UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 26, 2004

ACE LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	1-11778	98-0091805
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer of Incorporation Identification No.)

ACE Global Headquarters

17 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 295-5200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) (Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

On October 26, 2004, ACE Limited issued a press release reporting its third quarter 2004 results and the availability of its third quarter financial supplement. The press release and the financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are hereby incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press release, dated October 26, 2004, reporting third quarter results

99.2	Third quarter 2004 Financial Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Philip V. Bancroft
Philip V. Bancroft
Chief Financial Officer

DATE: October 26, 2004

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press release, dated October 26, 2004, reporting third quarter results	Furnished herewith

99.2	Third quarter 2004 Financial Supplement	Furnished herewith